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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of earliest event reported)
                                 March 19, 1997

                                 RES-CARE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    KENTUCKY
                 (State or Other Jurisdiction of Incorporation)

        0-20372                                           61-0875371
(Commission File Number)                    (I.R.S. Employee Identification No.)

10140 LINN STATION ROAD, LOUISVILLE, KENTUCKY                40223
(Address of principal executive offices)                   (Zip Code)

              Registrant's telephone number, including area code:
                                 (502) 394-2100

Total number of sequentially numbered pages in this filing is 3.

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ITEM 5.

         On March 19, 1997, Res-Care, Inc. announced the results of its first month of operations following the acquisition of Premier Rehabilitation Centers, a provider of services for persons with acquired brain injury. A copy of the press release announcing these results is attached hereto as Exhibit 99.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RES-CARE, INC.

                                  (Registrant)

Date:      MARCH 19, 1997        By:     /S/  E. HALSEY SANDFORD
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                                         E. Halsey Sandford
                                         Executive Vice President

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